UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana	46013
(Address of principal executive offices)	(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers.

(c)	Effective as of July 28, 2005, Remy International, Inc. has appointed Rajesh Shah as Executive Vice President and Chief Operating Officer.

Prior to being appointed Chief Operating Officer in July 2005, Mr. Shah was the Chief Financial Officer from March 2002 until July 2005. Before joining Remy International, Inc., Mr. Shah was the Chief Financial Officer and Executive Vice President of Finance for Collins & Aikman Corp. since 1999, and prior to that he served as Vice President of Finance for United Technologies Automotive Division since 1994. Mr. Shah is 54 years old.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 28, 2005, announcing the appointment of Rajesh Shah as Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2005	REMY INTERNATIONAL, INC.

	By:	/S/ Thomas J. Snyder
	Name:	Thomas J. Snyder
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 28, 2005, announcing the appointment of Rajesh Shah as Chief Operating Officer.